UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2025

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Chilean Cobalt Corp. 2025 Equity Incentive Plan

The board of directors (the “Board”) authorized, approved and adopted the Chilean Cobalt Corp. 2025 Equity Incentive Plan (the “Plan”) on July 24, 2025, subject to approval by shareholders. On August 27, 2025, the shareholders of the Company authorized, approved and adopted the Plan, under which incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, cash-based awards and other stock-based awards may be granted to officers, directors, employees and consultants, as applicable. Under the Plan, 5.0 million shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were reserved for issuance.

Pursuant to the terms of the Plan, the Administrator (which is the Board or a committee of the Board) has the authority to administer the Plan and determine among other things, the interpretation of any provisions of the Plan, the eligible employees who are granted restricted stock, options, the number of options that may be granted, vesting schedules, and option exercise prices. The Company’s stock options have a contractual life not to exceed ten years. The Company issues new shares of common stock upon exercise of stock options.

The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-statutory stock options.” The primary difference between incentive stock options and non-statutory stock options is that the former are not available to non-employees of the corporation. In addition, while neither is subject to tax at the time of grant, incentive stock options are not subject to tax at the time of exercise (but could be subject to alternative minimum tax), while upon exercise of the non-qualified options, the optionee will recognize ordinary income with respect to any vested shares purchased under the option; such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares.

The exercise price of an option granted under the Plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stopck on the date of the grant. Options may not be granted under the Plan on or after the tenth anniversary of the adoption of the Plan.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

If an optionee ceases to provide services to the Company, other than upon the optionee’s termination as the result of their death or disability, the optionee may exercise his or her option awarded pursuant to the Plan within such period of time as is specified in an Award Agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in an Award Agreement). In the absence of a specified time in an Award Agreement, if an optionee ceases to be an employee, director or consultant with us, other than by reason of death, disability or retirement, all vested options must be exercised within three months following such event. In the absence of a specified time in an Award Agreement, if an optionee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

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No option can be granted under the Plan after ten years following the earlier of the date the Plan was adopted by the Board or the date the plan was approved by our stockholders.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Awards under the 2025 Equity Incentive Plan

On July 24, 2025, the Board approved (previously disclosed by reference to that Current Report on Form 8-K filed, with the Securities and Exchange Commission (“SEC”) on July 29, 2025), pursuant to the Plan and the terms of a Restricted Stock Unit Award Agreement and the terms of a Consulting and Advisory Agreement (previously disclosed by reference to that Current Report on Form 8-K filed, with the SEC on July 29, 2025), a restricted stock unit award to a Company director (the “Award”), Ash Lazenby, of 500,000 restricted stock units (the “Units”). Pursuant to the terms of the Units, the shares included in the Award vest two years from the signing of the Consulting and Advisory Agreement on July 24, 2025, which provides for vesting on July 24, 2027, unless vested earlier at the discretion of the Plan Administrator, and so long as Mr. Lazenby remains a service provider to the Company under the terms of the Consulting and Advisory Agreement on the vesting date. The Award was accepted on August 28, 2025, and the Units expire ten years after the date of award.

The foregoing description of the Award is qualified in its entirety by reference to the Restricted Stock Unit Award Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 27, 2025, shareholders holding 52.60% of the Common Stock approved by written consent, the Plan.

The written consent is qualified in its entirety by reference to the Form of Written Shareholder Consent, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, with the exception of Exhibit A to that reference, which is cross-referenced to Exhibit 10.1 attached herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1†	Chilean Cobalt Corp. 2025 Equity Incentive Plan (furnished herewith).

10.2†	Form of Restricted Stock Unit Award Agreement (furnished herewith).

10.3†	Form of Written Shareholder Consent (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Includes management contracts and compensation plans and arrangements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: September 3, 2025	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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